EXHIBIT 10.30


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                          TELSCAPE INTERNATIONAL, INC.

                         INTERLINK COMMUNICATIONS, INC.


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                          SECURITIES PURCHASE AGREEMENT


                            Dated as of June 18, 1999


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             Increasing Rate Senior Bridge Notes due June 17, 2000
                  Warrants to Purchase Shares of Common Stock



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                          SECURITIES PURCHASE AGREEMENT

            This SECURITIES PURCHASE AGREEMENT, dated as of June 18, 1999 (this "AGREEMENT"), is among TELSCAPE INTERNATIONAL, INC., a Texas corporation ("TELSCAPE"), INTERLINK COMMUNICATIONS, INC., a Delaware corporation ("INTERLINK," Telscape and Interlink being collectively referred to as the "COMPANY"), each of the lenders which is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"), and CAHILL, WARNOCK, STRATEGIC PARTNERS FUND, L.P., a Delaware limited partnership, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

            In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      SECTION 1   ISSUANCE OF SECURITIES.

            SECTION 1.1 AUTHORIZATION. The Company has (a) duly authorized the issue of its Increasing Rate Senior Bridge Notes due June 17, 2000, in the aggregate principal amount of up to US$2,000,000 (individually, a "NOTE" and, collectively, the "NOTES"), substantially in the form of EXHIBIT A hereto, and
(b) the issuance of warrants (the "WARRANTS") to purchase an aggregate of up to 62,501 shares of common stock of Telscape, US $.001 par value per share (the "COMMON STOCK"), subject to adjustment, substantially in the form of EXHIBIT B hereto. The Notes shall mature, shall bear interest, shall be payable and shall be otherwise as provided herein and in EXHIBIT A. Each Lender shall receive a Note payable to such Lender in a principal amount equal to the amount set forth opposite such Lender's name on the signature pages hereof and otherwise duly completed. The Warrants shall be exercisable, transferable and subject to adjustment and shall be otherwise as provided herein and in EXHIBIT B. Each Lender shall receive Warrants in an amount equal to the amount set forth opposite such Lender's name on the signature pages hereof. The Notes, the Warrants, the Warrant Shares (as defined in the Warrants) and certificates and other instruments from time to time evidencing the same, are herein sometimes collectively called the "SECURITIES."

            SECTION 1.2 PURCHASE AND SALE OF THE SECURITIES; THE CLOSING. In reliance upon the representations of the Company contained in SECTION 1.5 hereof and subject to the terms and conditions set forth herein, the Lenders shall purchase the Securities from the Company and the Company shall sell the Securities to the Lenders for an aggregate purchase price of US$2,000,000 (the "PURCHASE PRICE"). The closing (the "CLOSING") of the Lenders' purchase of the Securities shall be held at 10:00 a.m., Baltimore time on June 18, 1999 (the "CLOSING DATE"), at the offices of the Agent, One South Street, Suite 2150, Baltimore, MD 21202, or at such other time or place as the parties hereto may mutually agree.

            On the Closing Date, the Company will deliver to the Lenders the Notes in the aggregate principal amount specified above, and the Warrants, registered in the Lenders' respective name or in the name(s) of their respective nominee(s), as may be specified by each Lender upon five (5) Business Days' advance written notice to the Company, duly executed and dated the Closing Date, against the Lenders' delivery to the Company (or to persons at the direction of the Company) of immediately available funds in the amount of the Purchase Price (net of any costs or expenses to be paid by the Company to the Lenders or to the Agent or their counsel pursuant to SECTION 3.17 of this
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Agreement). For purposes of this Agreement, "BUSINESS DAY" shall mean any day, except a Saturday, Sunday or other day on which commercial banks in the State of Maryland are authorized or required by law to close.

            SECTION 1.3 THE NOTES.

                  (A) RATE OF INTEREST. Subject to modification pursuant to
SECTION 1.3 (C) below, each Note shall bear interest from the Closing Date on the unpaid principal amount of the Note from time to time outstanding at a rate per annum equal to eight percent (8%) (such rate, as increased as provided in this Agreement, the "INTEREST RATE"). From and after December 18, 1999, the Interest Rate shall increase to a rate per annum equal to nine percent (9%). The Interest Rate shall increase by an additional one percent (1%) on the eighteenth
(18th) day of each month after December, 1999.

                  (B) PAYMENT OF INTEREST. Interest shall be calculated in arrears through the last day of each month and shall be due and payable in arrears in monthly installments on the last Business Day of each month, commencing with June 30, 1999, and ending on June 17, 2000 (the "MATURITY DATE"). The Company may request, by delivering, in each instance, a written request to the Agent at least three (3) Business Days prior to the Maturity Date or the extended Maturity Date, that Lenders extend the Maturity Date for up to two (2) additional thirty (30) day periods. The Agent (with the consent of all of the Lenders, in their sole discretion) shall grant such request or (if fewer than all Lenders consent) shall deny such request.

                  (C) COMPUTATION OF INTEREST. Interest shall be computed on each Note on the basis of a 365 or 366-day year, as the case may be, and the actual number of days elapsed in any period, including the Closing Date but excluding the date by which payment is deemed, pursuant to SECTION 1.3(g), to have been received. Except as permitted pursuant to SECTION 1.3(b), any principal or interest payment due on each Note which is not paid when due, whether at stated maturity, by notice of acceleration or otherwise, shall bear interest (calculated in the manner set forth above) at a rate equal to the then-current Interest Rate plus an additional five percent (5%) per annum.

                  (D) PAYMENT OF PRINCIPAL. The outstanding principal balance of each Note shall be due and payable in full on the Maturity Date.

                  (E)   PREPAYMENTS.

                        (I) OPTIONAL. The Company may, from time to time, prepay the Notes, in whole or in part, so long as each partial prepayment of principal on the Notes is equal to or greater than US$50,000 and the Company has given the Lenders one (1) or more Business Days written notice of such optional prepayment. Any such optional prepayment of principal shall be without premium or penalty. Each prepayment of principal under this SECTION shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal prepaid pursuant to this SECTION shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Notes and this Agreement at the time of such prepayment.

                        (II) MANDATORY. (A) Except as provided in SECTION 1.3(E)(II)(B) below, unless otherwise agreed to by all of the Lenders, the Company shall prepay the Notes

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immediately upon receipt, and to the extent, of the net financing proceeds in excess of $50,000 actually received by the Company in the event that the Company completes any financing transaction (including any equity financing, but other than the transactions set forth in the proviso in SECTION 3.5) whatsoever from and after the Closing Date, including without limitation any public or private placements of debt or equity. Notwithstanding anything to the contrary contained herein, the Company may draw up to $1.5 million under its currently outstanding equity line of credit without being required to prepay the Notes.

                  (B) In the event that Telscape completes a private equity financing before the Maturity Date, resulting in net proceeds received by Telscape of not less than $15,000,000 on terms substantially the same as those set forth in the form of the letter of intent attached hereto as EXHIBIT F or on terms which the Holder reasonably determines are no less favorable to the investors than the terms set forth in such letter of intent (the "PRIVATE EQUITY FINANCING"), the proceeds of the Private Equity Financing will be used to prepay, in the aggregate and on a pro-rata basis, $1,000,000 of the unpaid principal balance of the Notes, together with all accrued and unpaid interest, and the remaining $1,000,000 unpaid principal balance on the Notes will convert to indebtedness under the same terms as the lead investor receives under the Private Equity Financing pursuant to documentation substantially the same as the documentation entered into by Telscape in connection with the Private Equity Financing.

                  (F) [INTENTIONALLY LEFT BLANK.]

                  (G) GENERAL PAYMENT PROVISIONS. (1) The Company shall make each payment which it owes under the Notes or this Agreement not later than 3:00 p.m., Baltimore, Maryland time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds sent by wire transfer to the Agent in accordance with its written payment instructions received by the Company no later than five (5) Business Days prior to such payment date. Any payment received by the Agent after such time shall be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be the next Business Day. Any amount received by the Agent, whether as an interest payment, principal payment or principal prepayment from or on behalf of the Company, shall be applied as follows in descending order of priority: (i) to all costs, fees and expenses of the Agent and any Lender (including reasonable attorneys' fees) incurred in connection with this Agreement or in enforcing any obligations of, or in collecting any payments from, any obligor hereunder or under the Securities; (ii) to interest which has accrued on past due payments hereunder; (iii) to interest that is currently due and payable on the Notes; (iv) to payment of principal on the Notes currently due and payable; (v) to the payment of past due principal on the Notes; and (vi) to the prepayment of principal due under the Notes.

                  (2)(A) The Agent agrees to act as the Lenders' sole managing agent with respect to the Notes and shall take such action as may be reasonably necessary to administer, monitor, and collect and disburse payments of principal and interest on the Notes.

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                  (B) The Agent shall be an agent of the Lenders with respect to all proceeds of any kind paid to or received by the Agent, by or on behalf of the Company under the Notes or any other Loan Document.

                  (C) The Agent shall keep customary books and records relating to the Notes and such books and records shall be available for the Lenders' inspection during the Agent's normal business hours. The Agent agrees to deliver to each Lender such documentation relating to the Notes as each Lender shall reasonably request from time to time.

                  (D) Promptly upon the Agent's receipt from the Company of any statement, report or other information that the Company is required to deliver to the Agent or the Lenders by the terms of the Loan Documents, the Agent shall deliver a complete and correct copy of the same to each Lender.

                  (E) The Agent shall hold the originals of, and shall have delivered concurrently herewith to each Lender copies, of the Loan Documents.

                  (F) The Agent shall receive all payments on account of principal and interest and all other sums payable pursuant to the Notes and the other Loan Documents. Promptly upon the receipt thereof by the Agent, whether by payment from the Company or otherwise, the Agent will transfer to each Lender, such Lender's pro rata portion of (i) any and all interest payments hereafter made on the Notes, (ii) any principal payments made on the Notes, (iii) any amount received by Agent from the Company in reimbursement of expenses incurred by the Lenders, and (iv) all other sums payable by the Company pursuant to any of the Loan Documents.

                  (G) Each of the Lenders will, on written demand, reimburse the Agent of their respective pro rata share of any and all reasonable costs, expenses and disbursements which may be incurred or made by the Agent in connection with its action in its capacity as the Agent. Except as expressly set forth in this Agreement, the Agent shall have no obligation to the Lenders, and in no event shall the Agent be deemed to be a fiduciary for the Lenders.

                  (H) NO FURTHER OBLIGATION. Other than the payment of the Purchase Price, which payment is subject to the terms and conditions hereof, and notwithstanding whether or not the Company has repaid such amounts in whole or in part, the Agent and the Lenders shall have no obligation whatsoever to lend, advance or otherwise pay any other monies to or on behalf of the Company.

            SECTION 1.4 THE WARRANTS.

            Concurrently herewith, Telscape and the Lenders are entering into the Warrants, pursuant to which Telscape shall execute and deliver to each Lender a Warrant on the Closing Date. The Warrants shall be dated as of the Closing Date and shall only be exercisable from and after such date for the purchase of shares of Common Stock. In the event that a Lender's Note has not been repaid in full on or before certain dates, as set forth in such Lender's Warrant, such Lender's Warrant shall become exercisable for the purchase of additional shares of Common Stock, as set forth in such Lender's Warrant.

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            SECTION 1.5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each Lender that on the date hereof and as of the Closing Date:

                  (a) Each of Telscape and Interlink is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas or Delaware, as the case may be, and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Securities and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                  (c) Except as set forth in SCHEDULE 1.5(C) hereto or as set forth in Telscape's most recent Securities Exchange Act of 1934 (as amended, the "EXCHANGE ACT") filings with the Securities and Exchange Commission (the "SEC"), copies of which have been provided to the Lenders by the Company, the Company has no actual knowledge of any fact that materially adversely affects, or could reasonably be expected to materially adversely affect, the business, prospects, properties, assets, operations or financial condition of the Company, or the ability of the Company to perform its respective obligations under this Agreement, the Securities or any other documents or agreements contemplated hereby and thereby.

                  (d) On the Closing Date, the authorized capital stock of Telscape will consist of 25,000,000 shares of Common Stock, 5,000,000 shares of preferred stock and 1,000,000 shares of series A preferred stock. As of the Closing Date, Telscape has issued and outstanding 6,618,292 shares of Common Stock, no shares of preferred stock and no shares of series A preferred stock. The Common Stock and any Warrant Shares issued pursuant to the Warrants were or will, when issued, be duly and validly issued, fully paid and nonassessable. On the Closing Date, the authorized capital stock of Interlink will consist of: (1) 600,000 shares of common stock, 10,500 shares of which are issued and outstanding, none of such issued and outstanding shares are owned by Telscape, and (2) 89,500 shares of convertible participating preferred stock, all of which are issued and outstanding and are owned, legally and beneficially, by Telscape. Except as set forth in SCHEDULE 1.5(D) hereto, there are no other outstanding options, warrants or similar rights of any person to acquire any of the capital stock of the Company and the Company has no contingent obligations to issue additional shares. Except as set forth in SCHEDULE 1.5(D) hereto, the Company is not subject to

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any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities.

                  (e) The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of this Agreement, the Securities and any other documents or agreements contemplated hereby and thereby will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "GOVERNMENTAL PERSON") applicable to the Company or (iii) violate any material provision of any statute or other law, rule or regulation of any Governmental Person applicable to the Company.

                  (f) Except as set forth in SCHEDULE 1.5(F) hereto, no consent, approval or authorization of, or registration, filing or declaration with, any person or entity is required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by the Company of this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby, other than the filings, registrations or qualifications under the securities laws or "blue sky" laws of any State that may be required to be made or obtained in connection with the offer, issuance, sale or delivery of the Securities or any interest therein.

                  (g) The Company possesses all material licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names and any other tangible or intangible or intellectual property rights, or rights thereto, required to conduct its business substantially as now conducted and as currently proposed to be conducted, without actual knowledge of conflict with the rights of others. The Company has not directly or indirectly, created, incurred, assumed or permitted to exist any Lien (as hereinafter defined) on any such intellectual property.

                  (h) No employee benefit plan established or maintained by the Company or to which the Company has made contributions is subject to Part 3 of Subtitle B of Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or Section 412 of the Internal Revenue Code of 1986, as amended.

                  (i) Neither the Company nor anyone acting on its behalf has offered the Securities, or any interest or participation therein, for sale to or solicited any offer to buy the Securities, or any interest or participation therein, from, or otherwise approached or negotiated in respect thereof with, any person other than the Agent and the Lenders, and its partners, officers, affiliates and representatives. Neither the Company nor anyone acting on its behalf has taken and will not take any action that would require the offer, issuance or sale of the Securities or any interest or participation therein to be registered under Section 5 of the Securities Act of 1933 (as amended, the "SECURITIES ACT"), or applicable state securities laws. The Company has not authorized or appointed any person to act on its behalf in connection with the offering of the Securities. No broker or finder (other than Imperial Capital, LLC and Strategic Growth International, Inc.) has acted for the Company

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in connection with this Agreement or the transactions contemplated hereby, and no broker or finder (other than Imperial Capital, LLC and Strategic Growth International, Inc.) is entitled to any brokerage or finder's fees or other commission in respect of such transaction based in any way on agreements, arrangements or understandings made by or on behalf of the Company. All fees owed to Imperial Capital, LLC and Strategic Growth International, Inc. in connection with the transactions contemplated by this Agreement will be paid when due by the Company.

                  (j) No part of the proceeds from the sale of the Securities hereunder will be used, directly or indirectly, for the purpose of buying or carrying any Amargin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The assets of the Company do not include any margin stock, and the Company does not have any present intention of acquiring any margin stock.

                  (k) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (l) At Closing, the Lenders shall acquire good and marketable title to the Securities free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever.

                  (m) Except for Indebtedness incurred in the ordinary course of business not in excess of US$10,000 in the aggregate or as otherwise disclosed in SCHEDULE 1.5(M), the Company has no outstanding Indebtedness of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments). For purposes of this Agreement, "INDEBTEDNESS" shall mean any obligation for borrowed money (other than the Company's obligations to the Lenders in connection herewith and the obligations contemplated in SECTION 2.7), including without limitation (A) any obligation owed for all or any part of the purchase price of property, services or other assets or for the cost of property or other assets constructed or of improvements thereto, (B) accounts payable included in current liabilities outstanding for more than one hundred twenty (120) days and incurred in respect of property purchased in the ordinary course of business, (C) any obligations secured by any lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (D) any guarantee with respect to any of the foregoing indebtedness of another person, and (E) obligations in respect of letters of credit.

                  (n) Except as set forth in SCHEDULE 1.5(N) hereto, there are no material (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of the Company, threatened against the Company and (ii) judgements, injunctions, writs, rulings or orders by any Governmental Person against the Company or its directors or officers.

                  (o) Neither the Company nor any of its officers, directors, employees or agents (or stockholders, distributors, representatives or other persons acting on the express, implied or apparent authority of Company) have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful, questionable or unusual payment of money or other thing

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of value, any extraordinary discount, or any other unlawful or unusual inducement, to or from any person, business association or governmental official or entity in the United States or elsewhere in connection with or in furtherance of the business of Company (including, without limitation, any offer, payment or promise to pay money or other thing of value (i) to any foreign official or political party (or official thereof) for the purposes of influencing any act, decision or omission in order to assist Company in obtaining business for or with, or directing business to, any person, or (ii) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised to any such official or party for such purposes). The business of Company is not in any manner dependent upon the making or receipt of such payments, discounts or other inducements.

                  (p) Telscape has registered its Common Stock pursuant to
Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and Telscape has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the NASDAQ National Market.

                  (q) The Company has furnished or made available or will furnish and make available prior to the Closing Date to the Lenders true and correct copies of the Company's articles or certificate of incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof.

                  (r) As of their respective dates, all registration statements, reports and documents, including proxy statements filed by or on behalf of Telscape with the SEC pursuant to the Securities Act or Exchange Act (the "SEC DOCUMENTS") complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Telscape included in the SEC Documents comply as to form in all material respects with generally accepted accounting principles, consistently applied, and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Telscape as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (s) Since December 31, 1998, no material adverse effect on the business, operations, properties, prospects, or financial condition of Telscape ("MATERIAL ADVERSE EFFECT") has occurred or exists with respect to Telscape or its subsidiaries.

                  (t) Telscape and its subsidiaries have no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the SEC Documents or

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otherwise publicly announced, other than those incurred in the ordinary course of Telscape's or its subsidiaries' respective businesses since the filing of Telscape's most recent SEC Document, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on Telscape or upon any of its subsidiaries.

                  (u) Since the filing of Telscape's most recent SEC Document, no event or circumstance has occurred or exists with respect to Telscape or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by Telscape but which has not been so publicly announced or disclosed in the SEC.

            SECTION 1.6 REPRESENTATIONS AND WARRANTIES OF THE LENDERS.

            Each Lender represents and warrants to the Company that on the date hereof and as of the Closing Date:

            (a) Such Lender has all requisite power to execute and deliver this Agreement, and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

            (b) The execution, delivery and performance of this Agreement, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by such Lender. This Agreement, and all other documents and agreements contemplated hereby and thereby have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, such Lender enforceable against such Lender in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

            (c) Such Lender is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

            (d) Such Lender acknowledges that the securities being acquired by it are not being acquired pursuant to a transaction registered under the Securities Act of 1933, as amended, in that the issuance of the securities does not involve any public offering.

            (e) Such Lender represents that it is acquiring the securities for investment for its own account, and not with a view to distribution.

            (f) Without limiting the representations and warranties contained in the Loan Documents (as defined below) such Lender has received from the Company access to information as it deems necessary for the purchase of the securities.

            (g) Such Lender will not sell or otherwise transfer the securities without registration of such securities under the Securities Act of 1933, as amended, or an exemption

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therefrom, and fully understands and agrees that such Lender must bear the economic risk of its purchase for an indefinite period of time.

            (h) Such Lender represents that it is willing and able to bear the economic risk of its investment in the Securities issued hereunder, and has no need for liquidity with respect thereto, is able to sustain a complete loss of its investment, and purchasing such securities for its own account for investment and not with a view for resale or distribution thereof except in compliance with the Securities Act of 1933, as amended.

      SECTION 2 CONDITIONS TO OBLIGATIONS OF THE LENDERS. The obligations of the Lenders to purchase and pay for the Securities on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth:

            SECTION 2.1 PROCEEDINGS SATISFACTORY. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to the Agent, the Lenders and their counsel.

            SECTION 2.2 REPRESENTATIONS TRUE. All representations and warranties of the Company contained herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; and no Event of Default (as hereinafter defined) shall have occurred and be continuing on and as of the Closing Date.

            SECTION 2.3 THE PURCHASE BY THE LENDERS PERMITTED BY APPLICABLE LAWS. The sale by the Company and the payment for the Securities to be purchased by the Lenders (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject the Agent or any Lender to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which the Agent or any Lender is subject.

            SECTION 2.4 [INTENTIONALLY LEFT BLANK.]

            SECTION 2.5 EXECUTION AND DELIVERY OF DOCUMENTS; GRANTING OF SECURITY INTEREST. The Lenders shall have received the following at its offices, duly executed and delivered and in form and substance satisfactory to the Agent, the Lenders and their counsel: the Notes and the Warrants, and such other documents and information as the Agent or any Lender may reasonably request in connection herewith, including without limitation, (a) a Security Agreement in the form of EXHIBIT C hereto, (b) an Omnibus Certificate, substantially in the form of EXHIBIT D hereto and (c) a Subordination Agreement in the form of EXHIBIT E hereto. The Security Agreement, the Omnibus Certificate and the Subordination Agreement, together with this Agreement, the Notes and the Warrants are sometimes collectively referred to herein as the "LOAN DOCUMENTS."

            SECTION 2.6 DUE DILIGENCE. The Agent and each Lender shall have completed their due diligence investigation of the Company and the transactions contemplated and shall have found, in their sole and absolute discretion, no state of affairs or circumstances unsatisfactory to the Agent or any Lender.

      SECTION 3 COVENANTS. The Company covenants and agrees that on and after the date hereof, so long as the Note shall be outstanding:

            SECTION 3.1 PAYMENT OF THE NOTE. The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and this Agreement. The obligation of the Company described in the preceding sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation including without limitation any documentary stamp, transfer, ad valorem or other taxes assessed by any jurisdiction in connection with this transaction.

            SECTION 3.2 STAY, EXTENSION AND USURY LAWS. The Company agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or a portion of the principal of, or interest on, any Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in any manner inconsistent with the provisions of this Agreement. The Company expressly waives all benefit or advantage of any such law. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on each Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with such Note, and any amount of interest paid by the Company that is deemed illegal shall be deemed to have been a prepayment of principal on such Note.

            SECTION 3.3 CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, as the case may be, in accordance with the rights (charter and statutory), licenses and franchises of the Company.

            SECTION 3.4 TAXES. The Company shall pay prior to delinquency all taxes, assessments and governmental levies that may be imposed upon the Company, except as contested in good faith and by appropriate proceedings.

            SECTION 3.5 LIMITATIONS ON INDEBTEDNESS. Without the prior written consent of all of the Lenders, which consent may not be unreasonably withheld or denied , the Company shall not, and shall not permit its consolidated subsidiaries to, directly or indirectly, create, incur, assume, suffer to exist or otherwise in any manner become liable or commit to become liable for any Indebtedness other than the Company's obligations to the Agent and the Lenders in connection herewith and Indebtedness incurred in the ordinary course of business not in excess of US$10,000 in the aggregate; provided, however, that
(i) debt incurred for the purchase of the Securities hereunder, (ii) debt incurred solely for the purpose of leasing, or financing all or any part of the cost of acquiring, personal property for the Company and/or its consolidated subsidiaries not to exceed $13 million in the aggregate, (iii) replacement or renewal of any debt outstanding at the Closing Date hereof, (iv) advances under revolving credit agreements not to exceed a principal amount of $2 million at any one time outstanding, plus interest thereon, (v) a subordinated bridge financing in the aggregate principal amount of up to $4 million, plus interest thereon, shall be permitted hereunder. Notwithstanding the foregoing, should all of the Lenders consent to the Company's incurring of any Indebtedness (other than Indebtedness described in the immediately preceding sentence), the net proceeds of such Indebtedness shall be applied as a mandatory prepayment of principal of the Notes in accordance with SECTION 1.3(E) hereof.

            SECTION 3.6 LIMITATIONS ON LIENS. The Company shall not directly or indirectly, create, incur, assume or permit to exist or otherwise cause or permit to become effective any mortgage, lien, pledge, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of the Company under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset of the Company, or the signing or filing of a financing statement that names the Company as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement (collectively, a "LIEN"), other than Liens created pursuant to the Loan Documents, Liens otherwise approved in writing by all of the Lenders (in their sole discretion), and Liens securing the transactions referred to in CLAUSES (I) -(IV) of the proviso of SECTION 3.5.

            SECTION 3.7 LIMITATION ON ACTIVITIES. The Company shall not, and shall not permit any of its 50% or greater owned subsidiaries to, engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of the Company's principal activities in the telecommunications industry.

            SECTION 3.8 LIMITATIONS ON TRANSACTIONS WITH AFFILIATES. The Company shall not make any payment to or investment in, or enter into any transaction with, any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, except transactions entered into with Affiliates (a) in the ordinary course of business, (b) on terms and conditions substantially similar to those that the Company would have received in an "arm's length" transaction with a third party and (c) related to the Company's principal activities. For purposes of this Agreement, "AFFILIATE" shall mean any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "CONTROL" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing. Notwithstanding anything to the contrary in the Loan Documents, the Company shall be permitted to enter into the bridge loan referred to in the proviso of
SECTION 3.5.

            SECTION 3.9 CHANGE IN CONTROL. Except with the written consent of all of the Lenders, the Company shall not merge or consolidate with or into, or sell, transfer, lease or convey all or substantially all of its assets to, any person or into another corporation or entity, or otherwise permit any person or group to acquire direct or indirect beneficial ownership of 50% or more of the outstanding capital stock of the Company.

            SECTION 3.10 MAINTENANCE OF PROPERTIES. The Company shall maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times materially consistent with past practices of the Company.

            SECTION 3.11 MAINTENANCE OF INSURANCE. The Company shall maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

            SECTION 3.12 SALE OF ASSETS. The Company shall not sell, lease, transfer or dispose of any of its interest in its respective properties or assets, whether real, personal or mixed, or tangible or intangible, other than in the ordinary course of business consistent with prudent business practice (which includes the disposition in a commercially reasonable manner of equipment and inventory that is obsolete).

            SECTION 3.13 REPURCHASE OF SECURITIES. Except with the written consent of all of the Lenders (which may be granted or withheld in their sole discretion), the Company shall not repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities in an aggregate amount in excess of US$10,000.00; provided, however, that any and all amounts owing to Deere Park Capital Management, LLC, not to exceed $5,000,000, shall be specifically excluded from this restriction.

            SECTION 3.14 REPORTING; INSPECTION. Within 45 days after each month-end, commencing with month-end June, 1999, the Company shall provide to each Lender a written certificate signed by the Company's President, containing the following: (a) copies of all reports and other written information which the Company delivers to its securityholders during such month; (b) copies of all of the Company's internally prepared balance sheets, profit and loss statements and cash flow statements for such month, all prepared in conformity with generally accepted accounting principles except for the absence of footnotes and for regularly recurring periodic adjustments; and (c) such other information as the Agent or any Lender may reasonably request from time to time, including without limitation the ability to communicate orally and in writing with officers and directors of the Company. In addition, each of the Agent and the Lenders, at their expense, shall have the right to inspect the Company's properties and to examine its books and records, all at reasonable times and upon reasonable notice to the Company.

            SECTION 3.15 COMPLIANCE WITH LAWS. The Company shall comply in all material respects with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would have a material adverse effect on the financial condition, operations, business, profits, prospects or properties of the Company or the validity or enforceability of this Agreement, the Securities or any other documents or agreements contemplated hereby or thereby or any of the transactions contemplated hereby or thereby.

            SECTION 3.16 PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, the Company shall promptly pay to the Agent and the Lenders all reasonable costs and out-of-pocket expenses incurred by any of them, including without limitation reasonable attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Securities, any administration costs in connection therewith, and defense or enforcement costs related thereto. On the Closing Date, the Company shall pay to the Agent and the Lenders all reasonable costs and out-of-pocket expenses of any of them, including, without limitation, the reasonable fees, office charges and expenses of Nida & Maloney, counsel to the Company, by directing the Lenders to pay themselves and such entities on the Closing Date out of the Purchase Price.

            SECTION 3.17 [INTENTIONALLY LEFT BLANK.]

            SECTION 3.18 [INTENTIONALLY LEFT BLANK.]

            SECTION 3.19 RESTRICTED PAYMENTS. The Company shall not, directly or indirectly, declare or make any Restricted Payment (as defined below). "RESTRICTED PAYMENT" means any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Company and any warrants, options or other rights with respect to any shares of any class of capital stock of the Company (other than pursuant to the Loan Documents).

      SECTION 4   EVENTS OF DEFAULT; REMEDIES.

            SECTION 4.1 EVENTS OF DEFAULT DEFINED; ACCELERATION OF MATURITY. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing (for any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

            A. default shall be made in the payment of the principal of, or interest on, the Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, upon a mandatory prepayment due date or otherwise, and such default is not cured within five (5) Business Days; or

            B. default shall be made in the performance or observance of any covenant, agreement or condition contained herein or in any of the other Loan Documents, and such default shall have continued for a period of five (5) Business Days; or

            C. the Company shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property and assets, (2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the United States Bankruptcy Code or similar law or regulation (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other law or regulation, (7) dissolve, (8) take any corporate action under any applicable law analogous to any of the foregoing, or (9) take any corporate action for the purpose of effecting any of the foregoing; or

            D. a proceeding or case shall be commenced, without the application or consent of the Company in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up or composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of it or for all or any substantial part of its assets, or (3) similar relief in respect of the Company, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code or other similar law or regulation, against the Company; or action under the laws of any jurisdiction affecting the Company analogous to any of the foregoing shall be taken with respect to the Company and shall continue unstayed and in effect for any period of sixty (60) days; or

            E. final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company and the Company shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof and within said period of sixty (60) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate US$250,000; or

            F. any representation or warranty made by the Company in this Agreement, any other Loan Document or any other documents or agreements contemplated hereby and thereby or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall be false or incorrect in any material respect on the date as of which made;

then (x) upon the occurrence of any Event of Default described in SUBSECTION C OR D, the unpaid principal amount of the Notes, together with the interest accrued thereon and all other amounts payable by the Company hereunder, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company or (y) upon the occurrence of any other Event of Default, the Lenders may, by notice to the Company, declare the unpaid principal amount of the Notes to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and all other amounts payable by the Company hereunder.

            SECTION 4.2 SUITS FOR ENFORCEMENT. If any Event of Default shall have occurred and be continuing, the Agent and the Lenders may proceed to protect and enforce their rights against the Company, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the Agent and the Lenders may proceed to enforce the payment by the Company of all sums due upon the Note or to enforce any other legal or equitable right of the Agent and/or any Lender.

            The Company covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the Agent and the Lenders such further amounts, to the extent lawful, to cover any reasonable costs and expenses of collection or of otherwise enforcing their respective rights, including without limitation the reasonable counsel fees and costs and expenses incurred in connection with any restructuring, negotiation, refinancing, workout, bankruptcy or other similar transaction or proceeding. The obligations set forth in this paragraph shall survive the payment in full of the Notes.

            SECTION 4.3 REMEDIES CUMULATIVE. No remedy herein conferred upon the Agent or any Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

            SECTION 4.4 REMEDIES NOT WAIVED. No course of dealing between the Company and any other person and no delay or failure in exercising any rights hereunder or under the Note in respect thereof shall operate as a waiver of any rights of the Agent or any Lender.

      SECTION 5   TAXES.

            The Company will pay all taxes (including interest and penalties), other than taxes imposed on the income of the Agent and the Lenders, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the transfer) of any of the Securities or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Securities and will save the Agent and the Lenders and all subsequent holders of the Securities harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section shall survive the payment of the Notes.

      SECTION 6   MISCELLANEOUS.

            SECTION 6.1 INDEMNIFICATION. The Company agrees to indemnify, defend and hold harmless the Agent, the Lenders and their respective successors, assigns, heirs, subsidiaries, Affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by the Company or in any other documents or agreements contemplated hereby or the failure of the Company to comply in all material respects with the covenants contained in this Agreement or in any other documents or agreements contemplated hereby. The indemnification set forth herein shall in no way limit, impair or otherwise have any effect on the indemnification provisions set forth in any agreement between Imperial Capital, LLC and the Company.

            SECTION 6.2 RELIANCE ON AND SURVIVAL OF REPRESENTATIONS. All representations, warranties, covenants and agreements of the Company herein shall be deemed to be material and to have been relied upon by the Agent and the Lenders and shall survive the execution and delivery of this Agreement and of the Securities, for so long as the Notes remain outstanding.

            SECTION 6.3 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Agent, the Lenders and each of their respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of the Note. The Agent and the Lenders shall be permitted to transfer the Securities in accordance with their terms and in accordance with applicable restrictions under applicable federal and state securities laws.

            SECTION 6.4 NOTICES. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this SECTION:

            1)    if to the Company:

                  Telscape International, Inc.
                  Interlink Communications, Inc.
                  2700 Post Oak Boulevard, Suite 1000
                  Houston, TX  77056
                  Attn: Todd M. Binet, President of Telscape and Vice President
                    of Interlink
                  Telephone: (713) 968-0968, ext. 22
                  Telecopier: (713) 968-0930

                  With a copy of any notice to:

                  Nida & Maloney
                  800 Anacapa Street
                  Santa Barbara, California  93101
                  Attn: C. Thomas Hopkins, Esq.
                  Telephone: (805) 568-1151
                  Telecopier:  (805) 568-1955

            2)    if to the Agent:

                  Cahill, Warnock, Strategic Partners Fund, L.P.
                  One South Street, Suite 2150
                  Baltimore, MD  21202
                  Attn:  Mr. David L. Warnock
                  Telephone:  (410) 895-3810
                  Telecopier:  (410) 895-3805

                  With a copy of any notice to:

                  Hogan & Hartson
                  555 13th Street, Suite 1300
                  Washington, DC  20004
                  Attn: Timothy A. Lloyd, Esq.
                  Telephone:  (202) 637-8619
                  Telecopier:  (202) 637-5910

            3)    If to any Lender, to:

                  the Address for Notices set forth below such Lender's name on the signature pages hereof

            Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.


            SECTION 6.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Agent or its counsel and the Agent or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

            SECTION 6.6 AMENDMENTS. This Agreement may only be amended by a writing duly executed by the parties hereto.

            SECTION 6.7 SEVERABILITY. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

            SECTION 6.8 GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND THE SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF MARYLAND AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED

UNDER MARYLAND OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN MARYLAND AND SHALL NOTIFY THE AGENT AND THE LENDERS OF ANY FUTURE CHANGE THEREIN.

            SECTION 6.9 ENTIRE AGREEMENT. This Agreement contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

            SECTION 6.10 FURTHER ASSURANCES. The Company agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

            SECTION 6.11 HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            SECTION 6.12 WAIVER OF JURY TRIAL. THE COMPANY, THE AGENT AND THE LENDERS EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES.

            SECTION 6.13 ASSIGNMENTS AND PARTICIPATIONS. The Company may not assign its rights or obligations hereunder or under the Notes without the prior written consent of all of the Lenders. Each Lender may assign all or any portion of its Note or its other Securities without the prior consent of the Company. Each Lender may sell or agree to sell to one or more other persons a participation in all or any part of any of its Note or its other Securities without the prior consent of the Company. Upon surrender of any Note or other Securities of a Lender, the Company shall execute and deliver one or more substitute notes, warrants or other securities in such denominations and of a like aggregate unpaid principal amount or other amount issued to such Lender and/or to such Lender's designated transferee or transferees. Each Lender may furnish any information in the possession of such Lender concerning the Company, or any of its respective subsidiaries, from time to time to assignees and participants (including prospective assignees and participants).

      SECTION 7. APPOINTMENT OF AGENT.

            SECTION 7.1  APPOINTMENT OF AGENT.

            (A) AGENT. Each Lender hereby appoints the Agent as agent to act for and on behalf of such Lender and the other Lenders under or pursuant to this Agreement and the other Loan Documents, and the Agent hereby accepts such appointment. The Agent is authorized to act on behalf of each Lender in (i) exercising rights and remedies with respect to the collateral under the Loan Documents (the "COLLATERAL"), including taking, holding and disposing of the Collateral, or with respect to any other matter under any of the Loan Documents,
(ii) giving notices or instructions to the Company, (iii) receiving information from or notices by the Company, and (iv) communicating to the Company determinations required or permitted to be made under this Agreement or any other Loan Document. The Agent may, on behalf of each Lender, take any other action which such Lender is entitled to take hereunder or under any of the Loan Documents. Such appointment of the Agent as Agent shall not, however, impair or modify any rights, obligations or duties which the Agent or any affiliate of the Agent may otherwise have with respect to any Lender. In its administration of this Agreement and the other Loan Documents, except to the extent to which another standard applies to the Agent by reason of any other document between the Agent and any Lender, the Agent will exercise the same care that it exercises in the administration or handling of transactions for its own account, subject, however, to SUBSECTION (G) below.

            (B) REQUISITE LENDERS. Except with respect to any matters expressly provided for by this Agreement, the Notes, the Security Documents or any other Loan Documents, each Lender agrees that the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and each Lender agrees that the Agent shall be fully protected in so acting or refraining from acting) upon the written instructions of the Requisite Lenders (as defined below). For the purpose hereof, the "REQUISITE LENDERS" shall mean, at any time, the all of the Lenders holding the outstanding principal amount of the Notes. The Requisite Lenders may, in their reasonable discretion, remove the Agent and then select a new Agent to fulfill, in accordance with the terms hereof, the role of the Agent. All powers of the Agent shall be exercised for the benefit of all Lenders and in accordance with the directions of the Requisite Lenders. The Agent shall take every reasonable action to implement the Requisite Lenders' directions. If any Note is ever held by any Person other than the original Lenders in accordance herewith, the Agent may insist on the execution of any agency agreement among all holders of Notes, in form satisfactory to the Agent and providing for satisfactory indemnification, before carrying out any further actions under the Loan Documents.

            (C) LIMITATION OF DUTIES AND FIDUCIARY RELATIONSHIP. The Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement and the other Loan Documents. The Agent shall not have any fiduciary relationship with any Lender arising under this Agreement and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents against the Agent.

            (D) DISTRIBUTION OF PROCEEDS. The Lenders shall share in the proceeds obtained by the Agent and in any other benefit either arising under the Loan Documents or obtained by the Agent in connection therewith, in the relative proportions which the amounts then owed by the Company to each of the Lenders bear to the total amount then owed by the Company to all of the Lenders; provided that the Agent shall be the first to be reimbursed for all costs and expenses incurred in its capacity as the Agent. The duties undertaken by the Agent have been undertaken as an accommodation to the Lenders and, accordingly, the Agent shall not be compensated for its services hereunder.

            (E) WRITTEN DIRECTIONS. The Agent may at any time request written directions from all the Lenders with respect to (i) any interpretation of this Agreement and the other Loan Documents, or (ii) any action to be taken or not to be taken hereunder or thereunder and may withhold any action until such directions have been received from the Requisite Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a direction of the Requisite Lenders under the terms of this Agreement and such request and any action taken or withheld pursuant to such direction shall be binding upon all the Lenders.

            (F) AGENTS AND ATTORNEYS. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys selected by the Agent, using reasonable care. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys so selected. The Agent shall be entitled to the advice of counsel concerning all matters pertaining to its duties hereunder.

            (G) LIMITATION OF LIABILITY. The Agent and its officers, directors, employees, agents, attorneys-in-fact and affiliates shall not:

                (i) be liable for any action taken or omitted to be taken by any of such Persons or for any error in judgment under or in connection with this Agreement and the other Loan Documents, except for any such Person's gross negligence or willful misconduct; or

                (ii) be responsible in any manner to any Lender or any other Person for any failure of any other party to perform its obligations under this Agreement and the other Loan Documents.

            (H) RELIANCE UPON DOCUMENTATION. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or any telephone conversation believed, respectively, by the Agent to be genuine and correct and to have been signed, sent, made or spoken by the proper person or persons, and upon the advice and statements of legal counsel, independent accountants and other experts selected, respectively, by the Agent.

            (I) RELIANCE BY THE COMPANY. Each Lender agrees that, prior to the delivery to the Company of a notice of the removal or termination of the Agent as Agent as set forth below, the Company shall be entitled to rely on the Agent's or any subsequent Agent's authority to act on behalf of each Lender in all dealings with the Agent (or any such subsequent Agent) with respect to the Loan Documents. The Company shall be protected in relying on actions, communications, notices and terminations relating thereto or required or permitted thereunder by the Agent. The Company shall discharge its obligations under this Agreement and the Loan Documents by delivering payments, notices and other information to the Agent. In the event of the removal of the Agent and the appointment of a successor Agent by the Lenders, the Company shall not be required to recognize any such removal or appointment unless and until the Company shall have received a writing setting forth such removal and appointment executed by the Requisite Lenders, and the Company shall be entitled to rely on such writing as being genuine and what it purports to be without any necessity of any investigation whatsoever.

                            [Signature pages follow.]

            IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                              THE COMPANY:

                              TELSCAPE INTERNATIONAL, INC.,
                               a Texas corporation


                              By:   ________________________________
                                    Name: Todd M. Binet
                                    Title: President


                             INTERLINK COMMUNICATIONS, INC.,
                              a Delaware corporation


                              By:   ________________________________
                                    Name: Todd M. Binet
                                    Title: Vice President

                               AGENT AND LENDERS:



PURCHASE PRICE:$1,895,000     CAHILL, WARNOCK, STRATEGIC PARTNERS FUND, L.P., a
                              Delaware limited  partnership,  as Agent and as
NOTE AMOUNT: $1,895,000       a Lender

WARRANTS: 59,219              By:   Cahill, Warnock, Strategic Partners, L.P.,
                                    its general partner


                                    By:   ____________________________
                                          Name:  David L. Warnock
                                          Title:    General Partner



PURCHASE PRICE: $105,000      STRATEGIC  ASSOCIATES,  L.P.,  a  Delaware limited
                              partnership, as a Lender
AMOUNT: $105,000
                              By:   Cahill, Warnock & Company, LLC,
WARRANTS: 3,282               its general partner


                                    By:   ____________________________
                                          Name:  David L. Warnock
                                          Title:    Managing Partner




                              ADDRESS FOR NOTICES:

                              Cahill, Warnock, Strategic Partners Fund, L.P. One South Street, Suite 2150
                              Baltimore, MD 21202
                              Attn: Mr. David L. Warnock
                              Telephone: (410) 895-3810
                              Telecopier: (410) 895-3805

                                    EXHIBIT A
                                  FORM OF NOTE

                                                                       EXHIBIT A

THIS NOTE HAS BEEN ISSUED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 18, 1999, AMONG THE MAKERS (AS DEFINED BELOW), THE LENDER (AS DEFINED BELOW) AND CERTAIN OTHER PARTIES (THE "SECURITIES PURCHASE AGREEMENT"). THIS NOTE IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THE SECURITIES PURCHASE AGREEMENT AND IS ENTITLED TO THE BENEFITS THEREOF. ALL TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANING GIVEN TO SUCH TERMS IN THE SECURITIES PURCHASE AGREEMENT.

THE SECURITY REPRESENTED BY THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THIS NOTE UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

                               ------------------

                     INCREASING RATE SECURED PROMISSORY NOTE

                               ------------------


                                                  TELSCAPE INTERNATIONAL, INC.
US$___________                                    INTERLINK COMMUNICATIONS, INC.
                                                                   JUNE 18, 1999

            FOR VALUE RECEIVED, the undersigned, TELSCAPE INTERNATIONAL, INC., a Texas corporation ("TELSCAPE"), and INTERLINK COMMUNICATIONS, INC., a Delaware corporation ("INTERLINK," Telscape and Interlink being collectively referred to as the "COMPANY"), hereby jointly and severally promise to pay to the order of ____________________ (the "LENDER") or its assigns (the "Holder"), the principal sum of ____________________________ (US$_______) (or so much thereof as shall remain outstanding) on June 17, 2000 (the "MATURITY DATE"). Subject to modification, this Note shall bear interest from the date hereof on the unpaid principal amount hereof from time to time outstanding at a rate per annum equal to eight percent (8%) (such rate, as increased as provided in this Note, the "INTEREST RATE"). From and after December 18, 1999, the Interest Rate shall increase to a rate per annum equal to nine percent (9%). The Interest Rate shall increase by an additional one percent (1%) on the seventh (18th) day of each month after December, 1999.

            Interest shall be calculated in arrears through the last day of each month and shall be due and payable in arrears in monthly installments on the last Business Day of each month, commencing with June 30, 1999 and terminating on the Maturity Date. "BUSINESS DAY" shall mean any day, except a Saturday, Sunday or other day or which commercial banks in the State of Maryland are authorized or required by law to close.

            Interest shall be computed on this Note on the basis of a 365 or 366-day year, as the case may be, and the actual number of days elapsed in any period, including the date hereof but excluding the date by which the Holder is deemed, pursuant to the Securities Purchase Agreement, to have received payment. Any principal or interest payment due on this Note which is not paid when due, whether at stated maturity, by notice of acceleration or otherwise, shall bear interest (calculated in the manner set forth above) at a rate equal to the then-current Interest Rate plus an additional five percent (5%) per annum.

            The outstanding principal balance of this Note shall be due and payable on the Maturity Date.

            This Note is secured by, and entitled to the benefits provided in, that certain Security Agreement, by and between Interlink and the Agent, dated as of June 18, 1999.

            The Makers may, from time to time, prepay this Note, in whole or in part, so long as each partial prepayment of principal is equal to or greater than US$50,000.00 and the Company has given the Holder one (1) or more Business Days written notice of such optional prepayment. Any such optional prepayment of principal shall be without premium or penalty. Each prepayment of principal under this Note shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal prepaid shall be in addition to, and not in lieu of, all payments otherwise required to be paid hereunder and under the Securities Purchase Agreement at the time of such prepayment.

             Unless otherwise agreed to by the Lender, the Makers shall (i) prepay the outstanding principal balance of this Note, together with accrued but unpaid interest thereon and all sums to become owing hereunder upon the occurrence of any event of default under the Securities Purchase Agreement and
(ii) prepay this Note and the other notes issued pursuant to the Securities Purchase Agreement, pro rata, to the extent of net financing proceeds in excess of US$50,000.00 actually received by the Company in the event that the Company completes any financing transaction (other than the transactions referred to in the proviso of SECTION 3.5 of the Securities Purchase Agreement), including without limitation any public or private placements of debt or equity.

            Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

            The Company and all other parties whatsoever liable for payment of any amounts due or to become due under the terms of this Note, hereby waive presentment for payment, protest and demand, any notice of protest or demand, and any other indulgences or forbearances of any kind whatsoever.

            Subject to compliance with applicable federal and state securities laws, the Holder may sell, assign and otherwise transfer all or portions of, and participations in, the Holder's interest in this Note from time to time. The Company hereby agrees to execute and deliver to the Holder such documents, interests and agreements as the Holder deems necessary or desirable to effect such transfer. Upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered Holder or such Holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the Holder, registered in the name of, the transferee(s) or assignee(s). The Company shall treat the person who holds this Note as the owner hereof for all purposes whatsoever.

            The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign all or any portion of this Note without the prior consent of the Company. The Holder may sell or agree to sell to one or more other persons a participation in all or any part of any of this Note without the prior consent of the Company. Upon surrender of this Note, the Company shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount issued to the Holder and/or to the Holder's designated transferee or transferees.

            The Company acknowledges and warrants that the debt evidenced hereby is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 ed.). The Company warrants that all loan proceeds will be used solely to carry on a business or commercial enterprise.

            The obligations of all persons and entities comprising the "Company" hereunder shall be joint and several.

            This Note is governed by and shall be construed in accordance with the laws of the State of Maryland but not including the choice of law rules thereof.


                                    TELSCAPE INTERNATIONAL, INC.,
                                    a Texas corporation



                                    By:   ___________________________
                                          Name:  Todd M. Binet
                                          Title: President


                                    INTERLINK COMMUNICATIONS, INC.,
                                    a Delaware corporation



                                    By:   ___________________________
                                          Name:  Todd M. Binet
                                          Title: Vice President

                                    EXHIBIT B
                                FORM OF WARRANTS

                                     WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, TRANSFERRED OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Warrant A-___
June 18, 1999

           Warrant to Purchase _________ Shares of Common Stock of
                          Telscape International, Inc.

    Telscape International, Inc., a Texas corporation (the "COMPANY"), hereby acknowledges that ______________________ ("INVESTOR"), or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company, at any time after the date hereof and continuing for three years thereafter, the above number of fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to SECTION 5 herein.

    1. DEFINITIONS. All terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

          (a) "AGREEMENT" shall mean the Securities Purchase Agreement of even date herewith between the Company and the Investor.

          (b) "INVESTOR" shall mean ______________________________.

          (c) "PURCHASE PRICE" shall be $8.00 per share.

          (d) "WARRANT HOLDER" shall mean the Investor or any permitted assignee of all or any portion of this Warrant.

          (e) "WARRANT SHARES" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

          (f) Other capitalized terms used herein which are defined in the Agreement shall have the same meanings herein as therein.

    2.    EXERCISE OR EXCHANGE OF WARRANT.

          (a) This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of exercise attached hereto as Exhibit A (the "EXERCISE FORM") duly executed by Warrant Holder, together with the full Purchase Price (as defined in SECTION 1) for each share of Common Stock as to which this Warrant is exercised, to the Company at the address set forth in SECTION 15 hereof. At the option of the Warrant Holder, payment of the Purchase Price may be made either by (i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate fair market value (as defined below) on the date of exercise equal to the aggregate Purchase Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods.

          In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted Warrant Shares.

          (b) The "DATE OF EXERCISE" of the Warrant shall be the date that the completed Exercise Form is delivered to the Company, together with the original Warrant and payment in full of the Purchase Price.

    3.    DELIVERY OF STOCK CERTIFICATES.

          (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days (as defined in the Securities Purchase Agreement) thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

          (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "FAIR MARKET VALUE" shall equal the closing bid price of the Common Stock on the Nasdaq National Market or Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the

Common Stock (the "PRINCIPAL MARKET") on the date of exercise hereof, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or Small-Cap Market, the closing bid price on the over-the-counter market as furnished by any New York Stock Exchange member firm that makes a market in the Common Stock reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

    4.    COVENANTS OF THE COMPANY.

          (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

          (b) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market and shall not amend its Articles of Incorporation or By-Laws so as to adversely affect any rights of the Warrant Holder under this Warrant; provided, however, that increasing the number of authorized shares shall not be deemed a material adverse effect.

          (c) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

          (d) The Warrant Shares, when issued in accordance with the terms hereof; will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

          (e) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("RULE 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

    5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

          (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

          (b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable for Common Stock ("COMMON STOCK EQUIVALENTS"), without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable).

          (c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of a dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets without payment of any consideration by holders of Common Stock (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then, in any such case, the Warrant Holder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Warrant Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date determining the shareholders entitled to participate in such distribution (the "DETERMINATION DATE").

          (d) MERGER, CONSOLIDATION, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "CONSOLIDATION EVENT"), then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company shall not effect any Consolidation Event unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Warrant Holder such shares of stock and/or securities as the Warrant Holder is entitled to receive had this Warrant been exercised in accordance with the foregoing.

          (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reclassification of any securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

          (f) PURCHASE PRICE ADJUSTMENT. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued to employees, directors or consultants pursuant to the Company's stock option or stock purchase plans as of the date hereof or shares issued upon exercise of options, warrants or rights outstanding as of the date hereof) at an effective purchase price per share which is (i) less than the Purchase Price then in effect and more than fifteen percent (15%) less than the fair market value (as hereinabove defined) of the Common Stock on the trading day next preceding such issue or sale OR (ii) less than the Purchase Price IF AND ONLY IF the Notes have not been prepaid in full within three (3) months of the Closing Date, then in each such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under the Warrants plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at (A) such fair market value then in effect (if CLAUSE (I) above applies), or
(B) the Purchase Price (if CLAUSE (II) above applies), and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under the Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any equity offerings then outstanding, whether or not they are exercisable or convertible when such fraction is to be determined. Notwithstanding the foregoing provisions of this SECTION 5(F), CLAUSE (I) of this SECTION 5(F) shall not apply if the requirements of CLAUSE
(II) of this SECTION 5(F) are met.

    The foregoing price adjustment shall not apply to the issuance of shares of Common Stock which may be issued upon exercise of options under the Company's employee or director stock option plans, upon the conversion or exchange of convertible or exchangeable securities or upon the exercise of warrants, or other rights, which options, convertible or exchangeable securities, warrants or other rights are outstanding on the date of execution and delivery of this Warrant.

    The number of shares which may be purchased shall be increased proportionately to any reduction in Purchase Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares of Common Stock shall be the same as the aggregate Purchase Price in effect immediately prior to such adjustments.

    Notwithstanding anything else contained in this Warrant to the contrary, there shall be no adjustment of the Purchase Price or the number of shares of Common Stock issuable pursuant to the exercise of this Warrant in the event that during the term of this Warrant, the Company issues shares of Common Stock, or securities convertible into Common Stock to the Purchaser.

          (g) ADJUSTMENTS; ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this SECTION 5, the Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this SECTION 5.

    6.    REGISTRATION RIGHTS.

      (a) "PIGGYBACK" REGISTRATION RIGHTS. If at any time after the date hereof the Company shall determine to register under the Securities Act (including pursuant to a demand of any security holder of the Company exercising registration rights) any of its Common Stock (except pursuant to the registration statement on Form S-3 filed with the SEC on April 30, 1999 (file No. 333-77443), securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely pursuant to employee benefit plans eligible for registration on SEC Form S-8 or shares to be registered on any registration form that does not permit secondary sales), it shall send to each Lender and to each of the Warrant Holder(s) written notice of such determination at least thirty (30) days prior to each such filing and, if within twenty (20) days after receipt of such notice, any Warrant Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Warrant Shares (collectively referred to in this SECTION 6 as "REGISTRABLE SECURITIES") that such Warrant Holder requests to be registered, provided, however, that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the amount of Registrable Securities included in any such registration statement, then, to the extent that any Registrable Securities remain available for registration after the underwriter's cutback, the Company shall be obligated to include in such registration statement with respect to each Warrant Holder requesting inclusion only the product of : (i) the number of Registrable Securities with respect to which such Warrant Holder has requested inclusion hereunder and (ii) such Warrant Holder's pro rata share of the sum of all Registrable Securities permitted to be registered and all other securities of the Company, the holders of which Registrable Securities and other securities have requested that such securities be registered. Any Registrable Securities which are included in any underwritten offering under this SECTION 6(A) shall be sold upon such terms as the managing underwriters shall reasonably request but in any event shall be upon terms not less favorable than those upon which any other selling security holder shall sell any of its securities. If any Warrant Holder disapproves of the terms of such underwriting, such Warrant Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering (the "COMPANY UNDERWRITER") to permit the Warrant Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Warrant Holders that the total amount or kind of securities which they, the Company and any other Persons intend to include in such offering (the "TOTAL SECURITIES") is sufficiently large so as to prevent the Company from effecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of any members of management shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter, and if the amount or kind of Total Securities is still sufficiently large so as to prevent the Company from effecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of the Warrant Holders and any other Persons shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter. Notwithstanding the provisions of this SECTION 6(A), the Company shall have the right, at any time after it shall have given written notice pursuant to this SECTION 6(A) (irrespective of whether a written request for inclusion of Registrable Securities shall have been made), to elect not to file any such proposed registration statement or to withdraw the same after the filing and prior to the effective date thereof whether or not any Warrant Holder has elected to include securities in such registration.

            (b) EFFECTIVENESS. If necessary to permit distribution of the Registrable Securities, the Company shall use its best efforts to maintain the effectiveness for up to one (1) year of the registration pursuant to which any of the

Registrable Securities are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. Notwithstanding the foregoing, if the registration by the Company of the resale of Registrable Securities is eligible for SEC Form S-3 or any successor to such form, the Company shall use its best efforts to maintain the effectiveness of the registration until all registered Registrable Securities are sold. Each Warrant Holder shall notify the Company promptly of the completion of the offering of its Registrable Securities under any such effective registration statement.

            If requested by the Company or a representative of the underwriters of Common Stock (or other securities) of the Company, each Warrant Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Warrant Holder (other than those included in registration) for a period specified by the representative of the underwriters, not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act for the Company's initial public offering of the Company's Common Stock.

      (c) FURTHER OBLIGATIONS OF THE COMPANY. Whenever, under the preceding provisions of this SECTION 6, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

      (i) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents as such Warrant Holder may reasonably request to facilitate the public offering of its Registrable Securities;

      (ii) Use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this SECTION 6 under the applicable securities or blue sky laws of such jurisdictions as any selling Warrant Holder may reasonably request;

      (iii) Furnish to each selling Warrant Holder: (A) a signed counterpart of an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a copy of any "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

      (iv) Permit each selling Warrant Holder or such Warrant Holder's counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them in connection with such registration; and

      (v) Furnish to each selling Warrant Holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering.

      (d) EXPENSES. Except for underwriters' discounts and brokerage commissions allocable to the Registrable Securities, the Company shall bear all costs and expenses of each registration contemplated in this SECTION 6, including, but not limited to, printing, legal and accounting fees and expenses, SEC and NASD filing fees and blue sky fees and expenses in any jurisdiction in which the securities to be offered are to be registered or qualified.

      (e) TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Warrant Holders of Registrable Securities under this SECTION 6 shall inure to the benefit of and be exercisable by any transferee of Registrable Securities.

      7.    INDEMNIFICATION.

            (a) The Company agrees to defend, indemnify and hold harmless each Lender, each other Warrant Holder, any underwriter(s) and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of
Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, any of their respective directors, officers, employees, attorneys and agents, or any such control Person, under the Securities Act, the Exchange Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are related directly or indirectly to: (i) the Warrants or the Warrant Shares, (ii) any registration statement or prospectus, (iii) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act or the Exchange Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (iv) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Persons for any legal or any other expenses reasonably incurred by such Persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such respective Person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified Person, and shall survive the transfer of such securities by such Person.

Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Company, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the party seeking indemnity hereunder) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Company shall not, except with the approval of each party being indemnified under this SECTION 7(A), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

    (b) Each Warrant Holder agrees to defend, indemnify and hold harmless the Company, any underwriter(s) and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or
Section 20 of the Exchange Act, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, any of their respective directors, officers, employees, attorneys and agents, or any such control Person, under the Securities Act, the Exchange Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are related directly or indirectly to: (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which this Warrant or the Warrant Shares were registered under the Securities Act or the Exchange Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the underwriter by such Warrant Holder or a person acting on its behalf specifically for inclusion therein, and shall reimburse such Persons for any legal or any other expenses reasonably incurred by such Persons in connection with investigating or defending any such loss, claim, damage, liability or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified Person, and shall survive the transfer of such securities by such Warrant Holder. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Warrant Holder, such Warrant Holder shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the party seeking indemnity hereunder) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against such Warrant Holder. Such Warrant Holder shall not, except with the approval of each party being indemnified under this SECTION 7(B), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

    8. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

    9. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to SECTION 5 hereof, the Company shall execute and deliver (by first class mail, postage prepaid) to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment.

    10. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

    11. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    12. CONSENT TO JURISDICTION. THE COMPANY (I) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES

DISTRICT COURT LOCATED IN THE CITY OF BALTIMORE OR ANY STATE COURT LOCATED IN THE CITY OF BALTIMORE, MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

    13. ENTIRE AGREEMENT; AMENDMENTS. This Warrant and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

    14.   RESTRICTED SECURITIES.

          (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) of the Securities Act of 1933. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

          (b) LEGEND. The Warrant and any Warrant Shares issued upon exercise thereof (until a registration statement has been declared effective by the SEC with respect to the Warrant Shares, at which time, such legend shall be removed, and the Warrant Shares shall be freely tradeable), shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

          (c) ASSIGNMENT. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder after delivery to the Company of the original Warrant or Warrants for cancellation, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

    15. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

    to the Company:        Telscape International, Inc.
                           2700 Post Oak Boulevard
                           Suite 1000
                           Houston, Texas  77056
                           Attention: Todd M. Binet, President
                           Facsimile No.: (713) 968-0930

    to the Warrant Holder: _____________________________
                           _____________________________
                           _____________________________
                           Attn: _______________________
                           Facsimile: ___________________

    Either party hereto may from time to time change its address or facsimile number for notices under this SECTION 15 by giving at least 10 days prior written notice of such changed address or facsimile number to the other party hereto.

    16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

    17. SURVIVAL. The provisions of SECTIONS 6 and 7 shall survive the exercise or expiration of this Warrant, and the Company shall confirm such survival in writing if the Warrant Holder requests such confirmation upon exercise or expiration of this Warrant in its entirety.


                                       TELSCAPE INTERNATIONAL, INC.

                                       By:_________________________
                                            Todd M. Binet
                                            President

                                    EXHIBIT A

                            FORM OF WARRANT EXERCISE

      I/we hereby exercise Telscape International, Inc. (the "Company") Common Stock Purchases Warrant #_________________.

      (a)   Number of Shares of the Company common stock covered
            in Purchase Warrant #______________             __________________

      (b)   Total Exercise price (____________ per share)
      $_________________

      __________________________________  _____________________________________
      Signature                           Employment Identification Number

      ___________________________________________
      Name (please print)

      _______________________________________________________________________
      Address
      _______________________________________________________________________

      ___________________________________________
      Telephone Number

      __________________________________  _____________________________________
      Signature                           Employment Identification No.

      ___________________________________________
      Name (please print)

      _______________________________________________________________________
      Address
      _______________________________________________________________________

      ___________________________________________
      Telephone Number

I wish to register my shares of the Company common stock as follows:

a.    (   ) Individual Ownership
b.    (   ) Husband and Wife as Community Property
c.    (   ) Joint Tenants w/Right to Survivorship (JTRS)
d.    (   ) Tenants in Common
e.    (   ) Other_________________________________

Dated:___________________________________, 19__.

                                    EXHIBIT B

                               FORM OF ASSIGNMENT


  (To be executed by the registered Warrant Holder desiring to transfer the
                                   Warrant)


      FOR VALUED RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of TELSCAPE INTERNATIONAL, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:


______________________________
Signature

Fill in for new Registration of Warrant:


_________________________________________
Name


_________________________________________
Address


_________________________________________
Please print name and address of assignee
(including zip code number)


NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C
                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT C

      *****************************************************************


                               SECURITY AGREEMENT


                            Dated as of June 18, 1999


                                     between


                         INTERLINK COMMUNICATIONS, INC.


                                       and


               CAHILL, WARNOCK, STRATEGIC PARTNERS FUND, L.P.,
                                    as Agent


      *****************************************************************

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT, dated as of June 18, 1999 (this "AGREEMENT"), is made between INTERLINK COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), and CAHILL, WARNOCK, STRATEGIC PARTNERS FUND, L.P., a Delaware limited partnership, as agent for the Lenders referred to below (in such capacity, together with its successors in such capacity, the "AGENT").

            The Securities Purchase Agreement, dated as of June 18, 1999 (the "SECURITIES PURCHASE AGREEMENT"), among Telscape International, Inc., a Texas corporation ("TELSCAPE"), the Company, each of the lenders signatory thereto (individually, a "LENDER" and, collectively, the "LENDERS"), and the Agent, provides, subject to its terms and conditions, for the purchase of secured promissory notes by the Lenders from Telscape and the Company. It is a condition to the obligations of Lenders under the Securities Purchase Agreement that the Company shall have executed and delivered, and granted the Liens provided for in, this Agreement.

            To induce Lenders to enter into, and to purchase the secured promissory notes under, the Securities Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Company agrees with Agent as follows:

      Section 1.       DEFINITIONS AND INTERPRETATION.

            1.01 CERTAIN DEFINED TERMS. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Securities Purchase Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Securities Purchase Agreement. In addition, the following terms shall have the following meanings under this
Agreement:

            "ACCOUNTS" shall have the meaning assigned to that term in SECTION 2.01(B).

            "COLLATERAL" shall have the meaning assigned to that term in SECTION 2.01.

            "COPYRIGHT COLLATERAL" shall mean all Copyrights, whether now owned or hereafter acquired by the Company, including each Copyright identified in ANNEX 2.

            "COPYRIGHTS" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

            "DOCUMENTS" shall have the meaning assigned to that term in SECTION 2.01(F).

            "EQUIPMENT" shall have the meaning assigned to that term in SECTION 2.01(E).

            "GOVERNMENTAL PERSON" shall mean any Federal, state, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body, domestic or foreign.

            "INITIAL SECURITIES PURCHASE AGREEMENT" shall have the meaning assigned to that term in SECTION 2.11.

            "INSTRUMENTS" shall have the meaning assigned to that term in
SECTION 2.01(C).

            "INTELLECTUAL PROPERTY" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used, including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in ANNEX 5; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) the approvals of any Governmental Person now held or hereafter obtained by the Company in respect of any of the foregoing; and (g) all causes of action, claims and warranties now owned or hereafter acquired by the Company in respect of any of the foregoing. It is understood that Intellectual Property shall include all of the foregoing owned or acquired by the Company on a worldwide basis.

            "INVENTORY" shall have the meaning assigned to that term in SECTION 2.01(D).

            "PATENT COLLATERAL" shall mean all Patents, whether now owned or hereafter acquired by the Company, including each Patent identified in ANNEX 3.

            "PATENTS" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

            "SECURED OBLIGATIONS" shall mean (a) the payment and performance of the Notes by the Company and/or Telscape and (b) any and all obligations of the Company and/or Telscape for the performance of the agreements, covenants and undertakings of the Company and/or Telscape under or in respect of the Loan Documents.

            "TRADEMARK COLLATERAL" shall mean all Trademarks, whether now owned or hereafter acquired by the Company, including each Trademark identified in ANNEX 4. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

            "TRADEMARKS" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing,
(ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

            "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State of Maryland from time to time or, by reason of mandatory application, any other applicable jurisdiction.

            Section 1.02 INTERPRETATION. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any Loan Document); and references to persons include their respective permitted successors and assigns and, in the case of Governmental Persons, persons succeeding to their respective functions and capacities.

            Section 2.  COLLATERAL.

            2.01 GRANT. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges and grants to Agent a security interest in all of the Company's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Company and whether now existing or hereafter coming into existence (collectively, the "COLLATERAL"):

            (a) [Intentionally left blank]

            (b) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Company in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "ACCOUNTS");

            (c) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "INSTRUMENTS");

            (d) all inventory (as defined in the Uniform Commercial Code) and all other goods of the Company that are held by the Company for sale, lease or furnishing under a contract of service (including to its subsidiaries or affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Company in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "INVENTORY");

            (e) all equipment (as defined in the Uniform Commercial Code) and all other goods of the Company that are used or bought for use primarily in its business, including all spare parts and related supplies, all goods obtained by the Company in exchange for any such goods, all substances, if any, commingled with or added to such goods and all upgrades and other improvements to such goods, in each case to the extent not constituting Inventory (collectively, the "EQUIPMENT");

            (f) all documents of title (as defined in the Uniform Commercial
Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (collectively, the "DOCUMENTS");

            (g) all contracts and other agreements of the Company relating to the sale or other disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Company against any person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of the Company, including any such rights, warranties, claims or benefits against any person storing or transporting any such Inventory or Equipment or issuing any such Documents;

            (h) all other accounts or general intangibles of the Company not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company;

            (i) all other tangible and intangible property of the Company, including all Intellectual Property; and

            (j) all proceeds and products in whatever form of all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any casualty with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral.

            2.02 INTELLECTUAL PROPERTY. For the purpose of enabling Agent to exercise its rights, remedies, powers and privileges under SECTION 6 at such time or times as Agent shall be lawfully entitled to exercise such rights, remedies, powers and privileges, and for no other purpose, the Company hereby grants to Agent, to the extent assignable, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Company) to use, assign, license or sublicense any of the Intellectual Property of the Company, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of such items.

            2.03 PERFECTION. Concurrently with the execution and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as shall be necessary or as Agent may request to perfect and establish the priority of the Liens granted by this Agreement, (ii) deliver and pledge to Agent any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as Agent may request, and (iii) take all such other actions as shall be necessary or as Agent may request to perfect and establish the priority of the Liens granted by this Agreement.

            2.04 PRESERVATION AND PROTECTION OF SECURITY INTERESTS. The Company shall:

            (a) [Intentionally left blank]

            (b) upon the acquisition after the Closing Date by the Company of any Instrument, promptly deliver and pledge to Agent all such Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as Agent may request;

            (c) upon the acquisition after the Closing Date by the Company of any Equipment covered by a certificate of title or ownership, promptly cause Agent to be listed as the lienholder on such certificate of title and within 30 days of the acquisition of such Equipment deliver evidence of the same to Agent;

            (d) upon the Company's acquiring, or otherwise becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to the Company's filing, either directly or through any agent, licensee or other designee, of any application with any Governmental Person for any Copyright, Patent, Trademark, or other Intellectual Property, in each case after the Closing Date, execute and deliver such contracts, agreements and other instruments as Agent may request to evidence, validate, perfect and establish the priority of the Liens granted by this Agreement in such and any related Intellectual Property and, if requested by Agent, amend ANNEX 2, 3 or 4 (as the case may be) to reflect the inclusion of any such Intellectual Property as part of the Collateral (it being understood that the failure to amend any such Annex shall not affect the Liens granted by this Agreement on any such Intellectual Property); and

            (e) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all approvals of Governmental Persons and take any and all steps that may be necessary or as Agent may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable Agent to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens.

            2.05  ATTORNEY-IN-FACT.

            (a) Subject to the rights of the Company under SECTIONS 2.06, 2.07,
2.08 and 2.09, Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the Liens granted by this Agreement and, following any Event of Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Agent shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any Instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums);
(iii) to file any claims or take any action or proceeding that Agent may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and
(iv) to execute, in connection with any sale or disposition of the collateral under SECTION 6, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

            (b) Without limiting the rights and powers of Agent under SECTION 2.05(A), the Company hereby appoints Agent as its attorney-in-fact, effective the Closing Date and terminating upon the termination of this Agreement, for the purpose of (i) filing such applications with such state agencies and (ii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Company as Agent may deem necessary or advisable to accomplish the purposes of this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest.

            2.06 [Intentionally left blank]

            2.07 USE OF INTELLECTUAL PROPERTY. Subject to such action not otherwise constituting an Event of Default and so long as no Event of Default shall have occurred and be continuing, the Company will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Company. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, Agent shall from time to time, upon the request of the Company, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Company shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to SECTION 2.02 as to any specific Intellectual Property). The exercise of rights, remedies, powers and privileges under SECTION 6 by

Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Company in accordance with the first sentence of this SECTION 2.07.

            2.08 INSTRUMENTS. So long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and Agent shall, promptly upon the request, and at the expense of, the Company, make appropriate arrangements for making any Instruments pledged by the Company available to the Company for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by Agent, against trust receipt or like document.

            2.09 USE OF COLLATERAL. So long as no Event of Default shall have occurred and be continuing, the Company shall, in addition to its rights under SECTIONS 2.06, 2.07 and 2.08 in respect of the Collateral contemplated in those sections, be entitled to use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and approvals of Governmental Persons, subject to the rights, remedies, powers and privileges of Agent under SECTIONS 3 and 6 and to such use, possession or exercise not otherwise constituting an Event of Default.

            2.10  RIGHTS AND OBLIGATIONS.

            (a) The Company shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by Agent of any right, remedy, power or privilege in respect of this Agreement shall not release the Company from any of its duties and obligations under such contracts and agreements. Agent shall have no duty, obligation or liability under such contracts and agreements or in respect to any approval of any Governmental Persons included in the Collateral by reason of this Agreement or any other Loan Document, nor shall Agent be obligated to perform any of the duties or obligations of the Company under any such contract or agreement or any such approval of any Governmental Persons or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or approval of any Governmental Persons.

            (b) No Lien granted by this Agreement in the Company's right, title and interest in any contract, agreement or approval of any Governmental Person shall be deemed to be a consent by Agent to any such contract, agreement or approval of any Governmental Person.

            (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Company to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Loan Document.

            (d) Agent shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

            2.11 TERMINATION. This Agreement shall terminate upon the earliest to occur of: (i) the payment in full of all of the Secured Obligations; (ii) the prepayment of the principal of the Notes in the aggregate amount of $1,000,000, together with all accrued and unpaid interest on the Notes, and the conversion of the remaining principal in the aggregate amount of $1,000,000 pursuant to
Section 1.3(d) of the Securities Purchase Agreement; or (iii) the payment in full of all of the secured obligations owing to the Lenders under the Securities Purchase Agreement dated as of May 5, 1999 (the "INITIAL SECURITIES PURCHASE AGREEMENT"), among the Company, Telscape, the Agent and the lenders signatories thereto. Upon such termination of this agreement the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Company and to be released, canceled and granted back all licenses and rights referred to in SECTION 2.02. Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens granted by this Agreement on the Collateral.

      Section 3.  CERTAIN PROCEEDS.

            3.01 NOTICE TO ACCOUNT DEBTORS. If any Event of Default shall have occurred and be continuing, the Company shall, upon request of Agent, promptly notify (and the Company hereby authorizes Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to Agent under this Agreement and that any payments due or to become due in respect of such Collateral are to be made directly to Agent.

            3.02 PROCEEDS HELD IN TRUST. If any Event of Default shall have occurred and be continuing, the Company agrees that if the proceeds of any Collateral (including payments made in respect of Accounts and Instruments) shall be received by it, all such proceeds shall be held in trust by the Company for and as the property of Agent and shall not be commingled with any other funds or property of the Company.

            Section 4. REPRESENTATIONS AND WARRANTIES. As of the Closing Date, the Company represents and warrants to Agent as follows:

            4.01 TITLE. The Company is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens (other than pursuant to the Initial Securities Purchase Agreement). The Liens granted by this Agreement in favor of Agent have attached and constitute a perfected security interest in all of such

Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) prior to all other Liens (other than pursuant to the Initial Securities Purchase Agreement).

            4.02     [Intentionally left blank]

            4.03        INTELLECTUAL PROPERTY.

            (a) ANNEXES 2, 3 and 4 set forth completely and correctly all Copyrights, Patents and Trademarks owned by the Company on the Closing Date; except pursuant to licenses and other user agreements entered into by the Company in the ordinary course of business and listed in ANNEX 5, the Company owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in ANNEX 2, 3 or 4; all registrations listed in ANNEXES 2, 3 and 4 are valid and in full force and effect; and, except as may be set forth in ANNEX 5, the Company owns and possesses the right to use all Copyrights, Patents and Trademarks listed in ANNEXES 2, 3 and 4;

            (b) ANNEX 5 sets forth completely and correctly all licenses and other user agreements included in the Intellectual Property on the Closing Date;

            (c) To the Company's knowledge, (i) except as set forth in ANNEX 5, there is no violation by others of any right of the Company with respect to any Copyright, Patent or Trademark listed in ANNEX 2, 3 or 4 and (ii) the Company is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted, are pending against the Company or, to the Company's knowledge, have been threatened against, and no claim has been received by, the Company, alleging any such violation, except as may be set forth in ANNEX 5; and

            (d) The Company does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

            Section 5.  COVENANTS.

            5.01  BOOKS AND RECORDS.  The Company shall:

            (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as Agent may reasonably require in order to reflect the Liens granted by this Agreement;

            (b) furnish to Agent from time to time (but, unless any Event of Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as Agent may reasonably request, all in reasonable detail;

            (c) prior to filing, either directly or through an agent, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to Agent prompt notice of such proposed filing; and

            (d) permit representatives of Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of Agent to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Company with respect to the Collateral, all in such manner as Agent may request. The Company agrees to pay the reasonable cost of any such inspection conducted at any time that an Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default (up to a maximum amount of $5,000 for any such inspection) which has occurred and is continuing.

            5.02 REMOVALS, ETC. Without at least 30 days' prior written notice to Agent, the Company shall not: (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address initially indicated for notices to it under
SECTION 7 or at one of the locations identified in ANNEX 6 or in transit from one of such locations to another; (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

            5.03 SALES AND OTHER LIENS. The Company shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which Agent is not named as the sole secured party for its own benefit.

            5.04  [Intentionally left blank]

            5.05  INTELLECTUAL PROPERTY.

            (a) The Company (either itself or through licensees) will, for each Trademark, (i) to the extent consistent with past practice and good business judgment, continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force and effect free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration and (iv) not (and not permit any licensee or sublicensee to) do any act or knowingly omit to do any act whereby any Trademark material to the conduct of its business may become invalidated.

            (b) The Company (either itself or through licensees) will not do any act or knowingly omit to do any act whereby any Patent material to the conduct of its business may become abandoned or dedicated.

            (c) The Company shall notify Agent immediately if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before any Governmental Person) regarding the Company's ownership of any Intellectual Property material to its business, its right to copyright, patent or register the same (as the case may be), or its right to keep, use and maintain the same.

            (d) The Company will take all necessary steps that are consistent with good business practices in any proceeding before any appropriate Governmental Person to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registrations) and to maintain each registration material to the conduct of its business, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

            (e) In the event that any Intellectual Property material to the conduct of its business is infringed, misappropriated or diluted by a third party, the Company shall notify Agent within (10) days after it learns of such event and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution, seek temporary restraints and preliminary injunctive relief to the extent practicable, seek to recover any and all damages for such infringement, misappropriation or dilution and take such other actions as are appropriate under the circumstances to protect such Collateral.

            (f) The Company shall, through counsel acceptable to Agent, prosecute diligently any application for any Intellectual Property pending as of the date of this Agreement or thereafter made until the termination of this Agreement, make application on uncopyrighted but copyrightable material, unpatented but patentable inventions and unregistered but registerable Trademarks and preserve and maintain all rights in applications for any Intellectual Property; PROVIDED, HOWEVER, that the Company shall have no obligation to make any such application if making such application would be unnecessary or imprudent in the good faith business judgment of the Company. Any expenses incurred in connection with such an application shall be borne by the Company. The Company shall not abandon any right to file an application for any Intellectual Property or any pending such application in the United States without the consent of Agent, which consent shall not be unreasonably withheld.

            (g) Agent shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Copyrights, Patents and Trademarks and any license under such Intellectual Property, in which event the Company shall, at the request of Agent, do any and all lawful acts and execute and deliver any and all proper documents required by Agent in aid of such enforcement action.

            5.06 FURTHER ASSURANCES. The Company agrees that, from time to time upon the written request of Agent, the Company will execute and deliver such further documents and do such other acts and things as Agent may reasonably request in order fully to effect the purposes of this Agreement.

            Section 6.  REMEDIES.

            6.01 EVENTS OF DEFAULT, ETC. If any Event of Default shall have occurred:

            (a) Agent in its discretion may require the Company to, and the Company shall, assemble the Collateral owned by it at such place or places, reasonably convenient to both Agent and the Company, designated in Agent's request;

            (b) Agent in its discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

            (c) Agent in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

            (d) Agent in its discretion may, upon ten business days prior written notice to the Company of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of Agent or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as Agent deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and Agent or any other person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Company shall supply to Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

            (e) Agent shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Agent were the sole and absolute owner of the Collateral (and the Company agrees to take all such action as may be appropriate to give effect to such right).

      The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this SECTION 6.01 and of the exercise of the license granted to Agent in SECTION 2.02 shall be applied in accordance with
SECTION 6.04.

            6.02 DEFICIENCY. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under SECTION 6.01 and of the exercise of the license granted by Agent in SECTION 2.02 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Company's shall remain liable for any deficiency.

            6.03  PRIVATE SALE.

            (a) Agent shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to SECTION 6.01 conducted in a commercially reasonable manner. The Company hereby waives any claims against Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            (b) [Intentionally left blank]

            6.04 APPLICATION OF PROCEEDS. Except as otherwise expressly provided in this Agreement and except as provided below in this SECTION 6.04, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under SECTION 6.01 or of the exercise of the license granted in SECTION 2.02, and any other cash at the time held by Agent under SECTION 3 or this SECTION 6, shall be applied by Agent:

            FIRST, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of Agent, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by Agent in that connection;

            NEXT, to the payment in full of the remaining Secured Obligations in such manner as Agent may determine; and

            FINALLY, to the payment to the Company, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

            As used in this SECTION 6, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Company or any issuer of, or account debtor or other obligor to the Company on, any of the Collateral.

            Section 7.   MISCELLANEOUS.

            7.01 WAIVER. No failure on the part of Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            7.02 NOTICES. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this SECTION:

            1)    if to the Company:

                  Interlink Communications, Inc.
                  2700 Post Oak Boulevard
                  Suite 1000
                  Attn:  Todd M. Binet
                  Telephone: (713) 968-0968
                  Telecopier: (713) 968-0930

                  With a copy of any notice to:

                  Nida & Maloney, P.C.
                  800 Anacapa Street
                  Santa Barbara, California  93101
                  Attn: C.  Thomas Hopkins, Esq.
                  Telephone: (805) 568-1151
                  Telecopy:  (805) 568-1955

            2)    if to Agent:

                  Cahill, Warnock & Company, LLC
                  One South Street, Suite 2150
                  Baltimore, MD 21202
                  Attn: David Warnock
                  Telephone: (410) 895-3810
                  Telecopier: (410) 895-3805

                  With a copy of any notice to:

                  Hogan & Hartson
                  555 13th Street, Suite 1300
                  Washington, DC 20004
                  Attn: Tim Lloyd, Esq.
                  Telephone: (202) 637-8619
                  Telecopier: (202) 637-5910

            Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

            7.03 EXPENSES, ETC. The Company agrees to pay or to reimburse Agent for all reasonable costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by Agent in any effort to enforce any of the provisions of SECTION 6 or any of the obligations of the Company in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of Agent under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

            7.04 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to Agent or its counsel and Agent or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

            7.05 AMENDMENTS. This Agreement may only be amended by a writing duly executed by the parties hereto.

            7.06 SEVERABILITY. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

            7.07 GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND THE SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF MARYLAND AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER MARYLAND OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY SHALL APPOINT AN AGENT FOR SERVICE OF

PROCESS IN MARYLAND AND SHALL NOTIFY AGENT IN WRITING OF SUCH APPOINTMENT AND ANY FUTURE CHANGE THEREIN.

            7.08 ENTIRE AGREEMENT. This Agreement contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

            7.09 FURTHER ASSURANCES. The Company agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

            7.10 HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            7.11 WAIVER OF JURY TRIAL. THE COMPANY AND AGENT EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES.

            7.12 SUCCESSOR AND ASSIGNS; ASSIGNMENT. This Agreement shall not be assignable by the Company. This Agreement may be assigned by the Agent to its successor as Agent pursuant to the provisions of the Securities Purchase Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                              AGENT:

                              CAHILL, WARNOCK, STRATEGIC PARTNERS FUND, L.P., a Delaware limited partnership, as Agent

                              By: Cahill, Warnock, Strategic Partners, L.P., its general partner


                                    By:   ____________________________
                                          Name:  David L. Warnock
                                          Title:    General Partner


                              THE COMPANY:

                              INTERLINK COMMUNICATIONS, INC.,
                              a Delaware corporation


                              By:   ___________________________________
                                    Name: Mr. Todd Binet
                                    Title:  Vice President

                                                                         ANNEX 1

                           [INTENTIONALLY LEFT BLANK]

                          ANNEX 1 TO SECURITY AGREEMENT

                                                                         ANNEX 2

                LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS


TITLE               DATE FILED      REGISTRATION NO.              EFFECTIVE DATE
--------------------------------------------------------------------------------

NONE

                          ANNEX 2 TO SECURITY AGREEMENT

                                                                        ANNEX 3

                     LIST OF PATENTS AND PATENT APPLICATIONS



FILE                   PATENT        COUNTRY           REGISTRATION NO.     DATE
--------------------------------------------------------------------------------

Satellite Communications Systems and Apparatus              32905

                          ANNEX 3 TO SECURITY AGREEMENT

                                                                         ANNEX 4


               LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                 TRADEMARK AND SERVICE MARK REGISTRATIONS AND
           APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS



                                 U.S. TRADEMARKS

                           APPLICATION (A)
                           REGISTRATION (R)                       REGISTRATION
MARK                       OR SERIES NO. (S)                      OR FILING DATE
--------------------------------------------------------------------------------
EQUASTAR                         (R)1394371                           5/20/86
EQUATORIAL                       (R)1263498                           1/10/84
EQUATORIAL and Design            (R)1228254                           2/02/83
EQUATORIAL and Design            (R)1319036                           2/12/85

                          ANNEX 4 TO SECURITY AGREEMENT

                               FOREIGN TRADEMARKS


                     APPLICATION (A)                             REGISTRATION OR
MARK                 REGISTRATION (R)     COUNTRY                FILING DATE (F)
--------------------------------------------------------------------------------
NONE

                          ANNEX 4 TO SECURITY AGREEMENT

                                                                         ANNEX 5

               LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS


NONE


                          ANNEX 5 TO SECURITY AGREEMENT

                                                                         ANNEX 6


                                LIST OF LOCATIONS


Interlink Communications, Inc. Headquarters
1143 Borregas Avenue
Sunnyvale, CA 94089



Interlink Communications, Inc. Teleport Facility
300 Ferguson Drive
Mountain View, CA 94043


                          ANNEX 6 TO SECURITY AGREEMENT

               AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

            This Amendment dated as of June 18, 1999 (this "AMENDMENT"), is among TELSCAPE INTERNATIONAL, INC., a Texas corporation ("TELSCAPE"), INTERLINK COMMUNICATIONS, INC., a Delaware corporation ("INTERLINK," Telscape and Interlink being collectively referred to as the "COMPANY") and each of the lenders signatories to the Securities Purchase Agreement referred to below (individually, a "LENDER" and, collectively, the "LENDERS"), and CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P., a Delaware limited partnership, as agent for the Lenders (in such capacity, together with its successor in such capacity, the "AGENT").

                                    RECITALS

            Whereas, the Company entered into a Securities Purchase Agreement, dated as of May 5, 1999 (as modified by that certain Consent dated as of June 18, 1999, and as otherwise amended, modified and supplemented and in effect from time to time, the "SECURITIES PURCHASE AGREEMENT"), among the Company, the Agent and each of the Lenders signatories thereto, providing for the sale to and the purchase by the Lenders of the Increasing Rate Senior Bridge Notes due May 6, 2000 payable by the Company in the principal amount of $6,850,000 (the "NOTES") and warrants to purchase an aggregate of up to 256,315 shares of common stock of Telscape, US$.001 par value per share (the "WARRANTS");

            Whereas, the Company intends to enter into a securities purchase agreement (the "CAHILL CREDIT FACILITY") with the Agent, and other lenders signatories thereto, providing for the sale to and the purchase by the lenders of the Increasing Rate Notes due June 17, 2000 payable by the Company in the principal amount of $2,000,000 and warrants to purchase an aggregate up to 62,501 shares of common stock of Telscape, US$.001 par value per share;

            Whereas, the Company has incurred or intends to incur, indebtedness under an equity line of credit not to exceed $1,500,000 (the "EQUITY LINE OF CREDIT"); and

            Whereas, the Company has requested that the Lenders amend, and the Lenders find it desirable and necessary to amend, certain provisions of the Securities Purchase Agreement, as set forth herein.

            Now, therefore, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    AGREEMENT

      Section 1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Securities Purchase Agreement.

      Section 2. AMENDMENT TO SECTION 1.3(E)(II) OF THE SECURITIES PURCHASE AGREEMENT.

                  Section 1.3(e)(ii) of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

                        (II) MANDATORY. (A) Unless otherwise agreed to by all of the Lenders, the Company shall prepay the Notes immediately upon receipt, and to the extent, of the net financing proceeds in excess of $50,000 actually received by the Company in the event that the Company completes any financing transaction (other than the transactions set forth in the proviso in SECTION 3.5) whatsoever from and after the Closing Date, including without limitation any public or private placements of debt or equity. Notwithstanding anything to the contrary contained herein, the Company may draw up to $1.5 million under its currently outstanding equity line of credit without being required to prepay the Notes.

      Section 3. AMENDMENT TO SECTION 3.5 OF THE SECURITIES PURCHASE AGREEMENT.

                  Section 3.5 of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "Section 3.5 LIMITATIONS ON INDEBTEDNESS. Without the prior written consent of all of the Lenders, which consent may not be unreasonably withheld or denied , the Company shall not, and shall not permit its consolidated subsidiaries to, directly or indirectly, create, incur, assume, suffer to exist or otherwise in any manner become liable or commit to become liable for any Indebtedness other than the Company's obligations to the Agent and the Lenders in connection herewith and Indebtedness incurred in the ordinary course of business not in excess of US$10,000 in the aggregate; provided, however, that (i) debt incurred for the purchase of the Securities hereunder,
(ii) debt incurred solely for the purpose of leasing, or financing all or any part of the cost of acquiring, personal property for the Company and/or its consolidated subsidiaries not to exceed $13 million in the aggregate, (iii) replacement or renewal of any debt outstanding at the Closing Date hereof, (iv) advances under revolving credit agreements not to exceed a principal amount of $2 million at any one time outstanding, plus interest thereon, (v) debt in the aggregate principal amount of $2 million, together with interest thereon, incurred under a Securities Purchase Agreement dated as of June 18, 1999, among the Company, Cahill, Warnock Strategic Partners Fund, L.P., as agent, and the other lenders parties thereto, and (vi) a subordinated bridge financing in the aggregate principal amount of up to $4 million, plus interest thereon, shall be permitted hereunder. Notwithstanding the foregoing, should all of the Lenders consent to the Company's incurring of any Indebtedness (other than Indebtedness described in the immediately preceding sentence), the net proceeds of such Indebtedness shall be applied as a mandatory prepayment of principal of the Notes in accordance with SECTION 1.3(E) hereof."

      Section 3. WAIVER. The Agent and the Lenders hereby waive any Event of Default which may have occurred under the Securities Purchase Agreement by reason of the Company's incurrence of indebtedness under the Equity Line of Credit prior to the effectiveness of this Amendment.

      Section 4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to each Lender as follows:

                  a. The Company is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  b. The Company has full power and authority and legal right to execute and deliver this Amendment, and has taken all necessary action to authorize such execution, delivery and performance.

                  c. This Amendment has been duly executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  d. The execution and delivery of this Amendment by the Company will not violate or conflict with the Company's Certificate of Incorporation, Bylaws or any material agreements to which the Company is a party.

      Section 5. CONSTRUCTION OF AMENDMENT. The Securities Purchase Agreement shall be deemed waived only to the extent set forth herein. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent to any modification or waiver of other terms or conditions of the Securities Purchase Agreement or any of the documents referred to therein or delivered in connection therewith, or (b) to prejudice any right, remedy, power or privilege which any party now has or may have in the future under or in connection with the Securities Purchase Agreement or any of the documents referred to therein or delivered in connection therewith.

      Section 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

      Section 7. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

      Section 8. SEVERABILITY. If any provision or portion of this Amendment shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions and portions of this Amendment shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.


                            [Signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                 TELSCAPE INTERNATIONAL, INC.,
                                 a Texas corporation


                                 By:__________________________________
                                       Name:  Todd M. Binet
                                       Title: President


                                 INTERLINK COMMUNICATIONS, INC.,
                                 a Delaware corporation


                                 By:___________________________________
                                       Name:  Todd M. Binet
                                       Title: President


            Each of the undersigned, as holder of the Notes and Warrants issued under the Securities Purchase Agreement, does hereby consent to the Amendment of the specified provisions of the Securities Purchase Agreement effected by the foregoing.

                                 CAHILL, WARNOCK, STRATEGIC
                                 PARTNERS FUND, L.P.,
                                 a Delaware limited partnership

                                 By: Cahill, Warnock, Strategic Partners, L.P.,
                                     Its General Partner


                                  By:_____________________________________
                                       Name:  David L. Warnock
                                       Title: General Partner

                                  STRATEGIC ASSOCIATES, L.P.,
                                  a Delaware limited partnership

                                  By: Cahill, Warnock & Company, LLC,
                                      Its General Partner

                                  By:______________________________________
                                       Name:  David L. Warnock
                                       Title: Managing Partner



                                  SIENA CAPITAL PARTNERS, L.P.,
                                  a California limited partnership

                                  By: Charleville Capital, L.P.,
                                      a California limited partnership
                                      Its General Partner

                                  By: Aneis Advisors, Inc.,
                                      a California corporation
                                      Its General Partner


                                  By:_________________________
                                       Christopher P. Shepard
                                       Vice President


                                  THE AVALON TOTAL RETURN FUND, L.P.,



                                  By:_____________________________________
                                        Name:_____________________________
                                        Title:____________________________

                                  OLD POINTE PARTNERS, L.P.,



                                  By:______________________________________
                                        Name:______________________________
                                        Title:_____________________________


                                  RANDALL WOOSTER,
                                  an individual


                                  _________________________________________
                                     Randall Wooster


                                  ST. JOHNS CAPITAL, LLC,
                                  a Virginia limited liability company


                                  By:______________________________________
                                        Name:  Chip Stelljes
                                        Title:_____________________________



                                  E. SCOTT CRIST,
                                  an individual


                                  _________________________________________
                                  E. Scott Crist